SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



                          Date of Report: May 13, 2004

                  Date of earliest event reported: May 7, 2004



                          MAINE & MARITIMES CORPORATION

             (Exact name of registrant as specified in its charter)



                                      Maine

                         (State or other jurisdiction of

                         incorporation or organization)

                                   333-103749

                              (Commission File No.)

                                   30-0155348

                      (I.R.S. Employer Identification No.)

                   209 State Street, Presque Isle, Maine 04769

               (Address of principal executive offices) (Zip Code)

                   Registrant's telephone number: 207-760-2499


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Maine & Maritimes Corporation

Item 12.  Results of Operations and Financial Condition

                          Maine & Maritimes Corporation
                      Announces First Quarter 2004 Results

PRESQUE ISLE, Maine--(BUSINESS WIRE)--May 10, 2004--(AMEX:MAM): Maine & Maritimes Corporation (the "Corporation") today announced its financial and operating results for the three month period ended March 31, 2004. Income from continuing operations was $1,907,823 ($1.21 per share) for the first quarter of 2004 compared to $1,937,900 ($1.23 per share) for the first quarter of 2003. The loss from discontinued operations attributable to Energy Atlantic, LLC ("Energy Atlantic") was $358,097 ($0.23 per share) for the first quarter of 2004 as compared to its income of $2,344 for the same period in 2003. Therefore, consolidated net income was $0.98 per share for the first quarter ended March 31, 2004, compared to $1.23 per share for the first quarter of 2003.

J. Nick Bayne, President and Chief Executive Officer of Maine & Maritimes Corporation, stated, "We remain confident in our overall growth strategy and long-term outlook. The discontinuation and suspension of Energy Atlantic's operations is the last element of our strategy to transform former operations that are no longer consistent with our strategic objective to increase shareholder value with a favorable risk-to-reward relationship. After considerable evaluation of Energy Atlantic's market, regional liquidity, and inherent risks, we decided late in the first quarter to suspend Energy Atlantic's operations." Energy Atlantic is the Corporation's unregulated retail energy marketing subsidiary. "As a result of our decision, we have significantly reduced Energy Atlantic's operations, but will continue to maintain key operating licenses to allow for a possible re-entry into the market, maintaining a low-cost re-entry option should the retail electricity supply market significantly change and such a re-entry is consistent with our strategic business objectives."

According to Bayne, "Our consolidated results for the first quarter of 2004 were in line with management's expectations due to expenses associated with the suspension of operations at Energy Atlantic, as well as expenses associated with Sarbanes-Oxley compliance and the implementation of the Corporation's growth strategy. On a year-to-date basis, our electric delivery subsidiary, Maine Public Service Company, increased its first quarter 2004 revenues by $629,209 over the same period in 2003, or $0.24 per share, as a result of increases in retail distribution and wholesale transmission rates."

"We are extremely pleased with the trajectory and progress being made by our new subsidiary, Maine and Maritimes Energy Services, Inc. dba "The Maricor Group" and its Canadian subsidiary, Maricor Ltd. Maricor Ltd's newly acquired Canadian engineering firm positively impacted earnings by $0.03 per share for the first quarter of 2004, exceeding expectations and helping offset costs associated with the development of asset lifecycle management operations," stated Bayne. "The Maricor Group is implementing its overall growth strategy in a very deliberate manner, consistent with the strategy communicated to the market." Other factors that positively impacted earnings during the first quarter of 2004, compared to the same period in 2003, included a reduction in depreciation and stranded cost amortization expenses, as well as the absence in 2004 of holding company formation costs that were expensed during the first quarter of 2003. Legal, regulatory and consulting expenses, net interest expenses and an increase in employee benefit expenses had a negative impact on earnings for the quarter.

"We believe we are entering an environment of increasing interest rates, which will impact businesses, especially electric utilities that have debt or other financial instruments tied to variable interest rates. Our decision in 2003 to fix Maine Public Service Company's entire portfolio of long-term interest rates through the use of interest rate swaps should serve to benefit our overall operations in coming quarters and over the next several years. Our commitment to executing a long-term strategy to increase shareholder value remains on-track and is being implemented consistent with our strategic plan and objectives," according to Bayne.

Maine & Maritimes Corporation announced unaudited financial results for the three months ended March 31, 2004, reporting a 9.4% increase in consolidated operating revenues from continuing operations of $10.5 million, compared with $9.6 million for the same period in 2003. Consolidated earnings were $1.55 million compared with $1.94 million for the same period last year, and earnings per share were $0.98 compared with $1.23 a year ago. Amounts for the first quarter of 2003 were reported for Maine Public Service Company. As noted previously, the difference in consolidated earnings between the first quarter of


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

2004 and 2003 was primarily a result of severance payments and the expensing of software license payments resulting from the suspension of operations at Energy Atlantic. Effective March 1, 2004, Energy Atlantic became an inactive subsidiary, and will remain inactive until market conditions, the availability of supply, the mandate for stringent credit requirements and the risk environment improve. Management plans to continue to monitor both U.S. and Canadian deregulated markets to determine the appropriate timing for possible re-entry into the deregulated retail market.

Maine & Maritimes Corporation and Subsidiaries Earnings Report for the three months ended March 31, 2004, is as follows:


                          Three Months Ended March 31,
                                   (Unaudited)
                                                   2004                      2003
----------------------------------------------------------------------------------------
Maine Public Service Co. Operating Revenues      $ 10,208,811               $   9,579,602
Unregulated Operating Revenues                        289,707                           -
                                                 -----------                -------------
Total Operating Revenues                         $ 10,498,518               $   9,579,602
                                                 ============               =============

Income from Continuing Operations
  Available for Common Shareholders              $   1,907,823              $   1,937,900
(Loss) Income from Discontinued Operations            (358,097)                     2,344
                                                 -------------              -------------
Total Consolidated Net Income                    $   1,549,726              $   1,940,244
                                                 =============              =============

Basic & Diluted Earnings per Common Share
  From Continuing Operations                     $        1.21              $        1.23
Basic & Diluted Earnings per Common Share
  From Discontinued Operations                           (0.23)                         -
                                                 --------------             -------------
Total Earnings per Common Share                  $         0.98             $        1.23
                                                 ==============             =============

Average Shares Outstanding                            1,580,701                 1,574,322


Maine & Maritimes Corporation is the parent company of Maine Public Service Company, a regulated electric transmission and distribution utility and MPS's wholly owned, inactive Canadian subsidiary the Maine and New Brunswick Electrical Power Company, Limited. Maine & Maritimes Corporation is also the parent company of Maine & Maritimes Energy Services Company, dba "The Maricor Group," and its Canadian subsidiary, Maricor Ltd., both engineering, asset development and lifecycle services companies; and Energy Atlantic, the inactive energy marketing subsidiary discussed above. MAM, MPS, and The Maricor Group have principal corporate offices in Presque Isle, Maine. MAM's corporate website is www.maineandmaritimes.com.

.................................................................................

           Cautionary Statement Regarding Forward-Looking Information
NOTE: This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Although Maine & Maritimes Corporation ("MAM") believes that in making such statements, its expectations are based on reasonable assumptions, any such statement involves uncertainties and risks. MAM cautions that there are certain factors that can cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of MAM; accordingly, there can be no assurance that such indicated results or events will be realized.


The information herein is qualified in its entirety by reference to factors contained in the Forward-Looking Statement of the Management's Discussion and Analysis of Financial Condition and Results of Operation in Maine & Maritimes Corporation's Form 10-K for the year ended December 31, 2003, and subsequent securities filings, as well as, but not necessarily limited to the following factors: the impact of recent and future federal and state regulatory changes in environmental and other laws and regulations to which MAM and its subsidiaries are subject, as well as changes in application of existing laws and regulations; current and future litigation; interest rates; general economic conditions; the performance of projects undertaken by unregulated businesses; the success of efforts to invest in and develop new opportunities; internal restructuring or


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
Maine & Maritimes Corporation

other restructuring options that may be pursued by MAM or its subsidiaries, including acquisitions or dispositions of assets or businesses, which cannot be assured to be completed or beneficial to MAM or its subsidiaries; financial market conditions; the effects of terrorist incidents; weather; the timing and acceptance of new product and service offerings; general industry trends; changes in business strategy and development plans; capital market conditions and the ability to raise capital; competition; and rating agency actions, among others.



                                      # # #




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAINE & MARITIMES CORPORATION

Date:  May 13, 2004




By: /S/ J. Nicholas Bayne
        President & CEO


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


                                  ERRATA SHEET

Changes to the original text are in brackets as follows:

1. Original text, Page 1, Paragraph 1: "Maine & Maritimes Corporation ["(the "Corporation")] today announced its financial and operating results for the three month period ended March 31, 2004. Income from continuing operations was $1,907,823 ($1.21 per share) for the first quarter of 2004 compared to $1,937,900 ($1.23 per share) for the first quarter of 2003. The loss from discontinued operations [attributable to] Energy Atlantic, [LLC ("Energy Atlantic")] was $358,097 ($0.23 per share) for the first quarter of 2004 as compared to its income of $2,344 for the same period in 2003."

         Amended text: "Maine & Maritimes Corporation (the "Corporation") today announced its financial and operating results for the three month period ended March 31, 2004. Income from continuing operations was $1,907,823 ($1.21 per share) for the first quarter of 2004 compared to $1,937,900 ($1.23 per share) for the first quarter of 2003. The loss from discontinued operations attributable to Energy Atlantic, LLC ("Energy Atlantic") was $358,097 ($0.23 per share) for the first quarter of 2004 as compared to its income of $2,344 for the same period in 2003."

2. Original text, Page 1, Paragraph 2: The [discontinuation and] suspension of Energy Atlantic's operations is the last element of our strategy [to transform] former operations that are no longer consistent with our strategic objective to increase shareholder value with a favorable risk-to-reward relationship. After considerable evaluation of Energy Atlantic's market, regional liquidity, and inherent risks, we decided [during] late in the first quarter to suspend Energy Atlantic's operations."

         Amended text: "The discontinuation and suspension of Energy Atlantic's operations is the last element of our strategy to transform former operations that are no longer consistent with our strategic objective to increase shareholder value with a favorable risk-to-reward relationship. After considerable evaluation of Energy Atlantic's market, regional liquidity, and inherent risks, we decided late in the first quarter to suspend Energy Atlantic's operations.""

3. Original text, Page 1, Paragraph 4: "We are extremely pleased with the trajectory and progress being made by our new subsidiary, [Maine and Maritimes Energy Services, Inc. dba] "The Maricor Group" and its Canadian subsidiary, Maricor Ltd."

         Amended text: "We are extremely pleased with the trajectory and progress being made by our new subsidiary, Maine and Maritimes Energy Services, Inc. dba "The Maricor Group" and its Canadian subsidiary, Maricor Ltd."

4. Original text, Page 1, Paragraph 4: Other factors that positively impacted earnings during the first quarter of 2004, compared to the same period in 2003, included a reduction in depreciation and stranded cost amortization expenses, as well as the [elimination] of holding company formation costs that were expensed during the first quarter of 2003.

         Amended text: Other factors that positively impacted earnings during the first quarter of 2004, compared to the same period in 2003, included a reduction in depreciation and stranded cost amortization expenses, as well as the absence in 2004 of holding company formation costs that were expensed during the first quarter of 2003.

5. Original text, Page 2, Paragraph 3: "Maine & Maritimes Corporation is the parent company of Maine Public Service Company, a regulated electric transmission and distribution utility [and MPS' wholly owned, inactive Canadian subsidiary the Maine and New Brunswick Electrical Power Company, Limited. Maine & Maritimes Corporation is also the parent company of] Maine & Maritimes Energy Services Company, dba "The Maricor Group," and its Canadian subsidiary, Maricor Ltd., both engineering, asset development and lifecycle services companies[; and Energy Atlantic, the inactive energy marketing subsidiary discussed above.] MAM, MPS, and The Maricor Group have principal corporate offices in Presque Isle, Maine. MAM's corporate website is www.maineandmaritimes.com."


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

         Amended text: "Maine & Maritimes Corporation is the parent company of Maine Public Service Company, a regulated electric transmission and distribution utility and MPS' wholly owned, inactive Canadian subsidiary the Maine and New Brunswick Electrical Power Company, Limited. Maine & Maritimes Corporation is also the parent company of Maine & Maritimes Energy Services Company, dba "The Maricor Group," and its Canadian subsidiary, Maricor Ltd., both engineering, asset development and lifecycle services companies; and Energy Atlantic, the inactive energy marketing subsidiary discussed above. MAM, MPS, and The Maricor Group have principal corporate offices in Presque Isle, Maine. MAM's corporate website is www.maineandmaritimes.com."

         The remaining text of the filing remains as previously filed.






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